Subsequent Events (Notes)	3 Months Ended
Mar. 31, 2016
Subsequent Event [Line Items]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

NORTH DAKOTA GATHERING AND PROCESSING ASSETS ACQUISITION. On November 21, 2016, the Partnership agreed to acquire crude oil, natural gas and produced water gathering systems and two natural gas processing facilities from Whiting Oil and Gas Corporation, GBK Investments, LLC and WBI Energy Midstream, LLC (the “North Dakota Gathering and Processing Assets”) for total consideration of approximately $700 million. The North Dakota Gathering and Processing Assets include over 650 miles of crude oil, natural gas, and produced water gathering pipelines, 170 MMcf per day of natural gas processing capacity and 18,700 barrels per day (“bpd”) of fractionation capacity in the Sanish and Pronghorn fields of the Williston Basin in North Dakota. The acquisition, which is subject to customary closing conditions including regulatory approval, is anticipated to close early in the first quarter of 2017.

NORTHERN CALIFORNIA TERMINALLING AND STORAGE ASSETS ACQUISITION. Effective November 21, 2016, the Partnership entered into an agreement to acquire terminalling and storage assets located in Martinez, California (the “Northern California Terminalling and Storage Assets”) from subsidiaries of Tesoro for a total consideration of $400 million, comprised of $360 million in cash financed with borrowings under the Partnership’s acquisition credit facility, and the issuance of equity securities of the Partnership with a fair value of approximately $40 million. The Northern California Terminalling and Storage Assets include 5.5 million barrels of crude oil, feedstock, and refined product storage capacity at Tesoro’s Martinez Refinery along with the Avon marine terminal capable of handling 35,000 bpd of feedstock and refined product throughput. In connection with the acquisition, Tesoro and TLLP entered into long-term, fee-based storage and throughput and use agreements